T. Rowe Price New Era Fund, Inc. 485BPOS

Exhibit 99.(h)(12)

EXPENSE LIMITATION AND MANAGEMENT FEE WAIVER AGREEMENT BETWEEN EACH OF THE

T. Rowe Price All-Cap Opportunities Fund, Inc.

T. Rowe Price Balanced Fund, Inc.

T. Rowe Price Blue Chip Growth Fund, Inc.

T. Rowe Price Capital Appreciation Fund, Inc.

T. Rowe Price Communications & Technology Fund, Inc.

T. Rowe Price Corporate Income Fund, Inc.

T. Rowe Price Credit Opportunities Fund, Inc.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

T. Rowe Price Dividend Growth Fund, Inc.

T. Rowe Price Equity Funds, Inc.

T. Rowe Price Equity Income Fund, Inc.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Financial Services Fund, Inc.

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Floating Rate Fund, Inc.

T. Rowe Price Global Allocation Fund, Inc.

T. Rowe Price Global Funds, Inc.

T. Rowe Price Global Multi-Sector Bond Fund, Inc.

T. Rowe Price Global Real Estate Fund, Inc.

T. Rowe Price Global Stock Fund, Inc.

T. Rowe Price Global Technology Fund, Inc.

T. Rowe Price GNMA Fund, Inc.

T. Rowe Price Government Money Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price Index Trust, Inc.

T. Rowe Price Inflation Protected Bond Fund, Inc.

T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Integrated Equity Funds, Inc.

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.

T. Rowe Price International Funds, Inc.

T. Rowe Price International Index Fund, Inc.

T. Rowe Price International Series, Inc.

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Value Fund, Inc.

T. Rowe Price Multi-Strategy Total Return Fund, Inc.

T. Rowe Price New Era Fund, Inc.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price New Income Fund, Inc.

T. Rowe Price QM U.S. Bond Index Fund, Inc.

T. Rowe Price Real Assets Fund, Inc.

T. Rowe Price Real Estate Fund, Inc.

T. Rowe Price Science & Technology Fund, Inc.

T. Rowe Price Short-Term Bond Fund, Inc.

T. Rowe Price Small-Cap Stock Fund, Inc.

T. Rowe Price Small-Cap Value Fund, Inc.

T. Rowe Price Spectrum Funds II, Inc.

T. Rowe Price State Tax-Free Funds, Inc.

T. Rowe Price Summit Municipal Funds, Inc.

T. Rowe Price Tax-Efficient Funds, Inc.

T. Rowe Price Tax-Exempt Money Fund, Inc.

T. Rowe Price Tax-Free High Yield Fund, Inc.

T. Rowe Price Tax-Free Income Fund, Inc.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

T. Rowe Price Total Return Fund, Inc.

T. Rowe Price U.S. Equity Research Fund, Inc.

T. Rowe Price U.S. Large-Cap Core Fund, Inc.

T. Rowe Price U.S. Treasury Funds, Inc.

and

T. Rowe Price Value Fund, Inc. (each, a “Corporation,” and collectively, the “Corporations”), Separately,

and

T. Rowe Price Associates, Inc.

This EXPENSE LIMITATION AND MANAGEMENT FEE WAIVER AGREEMENT (the “Agreement”), effective with respect to each Fund and as of the date indicated in the Schedule of this Agreement, is entered into between T. Rowe Price Associates, Inc. (the “Manager”), a corporation organized and existing under the laws of the State of Maryland, and each Corporation, each of which is organized and existing under the laws of the State of Maryland, on behalf of itself or on behalf of its series and/or its separate share classes, as applicable (each, a “Fund” or a “Class”).

WHEREAS, the Manager is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended;

WHEREAS, each Fund is a series of a Corporation that is an open-end management investment company registered as such with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to each Fund’s Investment Management Agreement with the Manager (each, a “Management Agreement”), the Fund pays the Manager a fee for investment management services (“Management Fee”);

WHEREAS, with respect to certain Funds, the applicable Corporation’s Board of Directors has approved the issuance of one or more of the following separate Classes of shares of the Fund: Investor Class, Advisor Class, I Class, R Class, Z Class, Institutional Class, F Class, Portfolio Class, and/or Portfolio II Class, as applicable; and

WHEREAS, each Corporation’s Board of Directors has determined that it is in the best interests of each applicable Fund and/or Class to enter into the expense limitation and/or management fee waiver arrangements specified in Schedule 1 attached hereto, as may be amended from time to time, each of which is described below.

NOW, THEREFORE, the Manager and the Corporation, on behalf of each applicable Fund and its applicable Classes, hereby agree as follows:

1.	Total Expense Ratio Limitations.

For each Fund and/or Class (as applicable) designated as having a total expense ratio limitation in Schedule 1, the Manager agrees to waive or pay any of the Fund and/or Class’ (as applicable) operating expenses, but excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (collectively, “Class Expenses”), or reimburse the Fund or Class (as applicable) for Class Expenses, to the extent Class Expenses exceed the limitation set forth on Schedule 1, on an annualized basis, of the Fund’s or Class’ (as applicable) average daily net assets (each hereinafter referred to as a “Total Expense Ratio Limitation”). Any Class Expenses waived or paid by the Manager pursuant to a Total Expense Ratio Limitation are subject to reimbursement to the Manager by the Fund or Class (as applicable) whenever Class Expenses are below the Total Expense Ratio Limitation for the Fund or Class (as applicable) set forth on Schedule 1. However, no reimbursement will be made more than three years after the waiver or payment of Class Expenses by the Manager or if such reimbursement would result in the Class Expenses exceeding the limitation set forth on Schedule 1. The Manager will not waive or reduce its management fee for any particular Class under a total expense ratio limitation.

2.	Operating Expense Limitations.

For each Fund and/or Class designated as having an operating expense limitation in Schedule 1, the Manager agrees to pay any of the Fund’s and/or Class’ (as applicable) operating expenses excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (collectively, “Class Operating Expenses”), or reimburse the Fund and/or Class (as applicable) for Class Operating Expenses to the extent Class Operating Expenses exceed the limitation as set forth on Schedule 1, on an annualized basis, of the Fund’s and/or Class’ (as applicable) average daily net assets (hereinafter referred to as the “Operating Expense Limitation”). Any Class Operating Expenses paid by the Manager pursuant to the Operating Expense Limitation are subject to reimbursement to the Manager by the Fund and/or Class (as applicable) whenever the Class Operating Expenses are below the Operating Expense Limitation for the Fund or Class (as applicable) set forth on Schedule 1. However, no reimbursement will be made more than three years after the payment of Class Operating Expenses by the Manager or if such reimbursement would result in the Class Operating Expenses exceeding the limitation as set forth on Schedule 1.

3.	Management Fee Limitations. For each Fund designated as having a management fee limitation in Schedule 1:

(a) The Manager agrees to waive a portion of its Management Fees for the Fund for the period set forth on Schedule 1.

(b) The Fund’s Management Fee shall be computed in accordance with its Management Agreement.

4.	Amendment and Termination of Total Expense Ratio Limitations and Operating Expense Limitations (excluding Z Classes).

Each Total Expense Ratio Limitation and Operating Expense Limitation will continue with respect to each Fund and/or Class at least through the date set forth on Schedule 1 (the “Termination Date”). Thereafter, this Agreement may continue for such period of time beyond the Termination Date and for such limit on Class Expenses and/or Class Operating Expenses as the Manager may agree, provided that the Board of Directors of the applicable Corporation, including a majority of the directors who are not interested persons of the Corporation (as defined in the 1940 Act), approves such continuation and new limit on Class Expenses and/or Class Operating Expenses (as applicable). This Agreement may be terminated at any time beyond the Termination Date with approval by the applicable Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation. This Agreement will terminate automatically upon termination of the applicable Fund’s Management Agreement. Amendment or termination of this Agreement does not require approval by shareholders of the applicable Fund or Class.

5.	Amendment and Termination of Total Expense Ratio Limitations – Z Classes.

Each Total Expense Ratio Limitation that applies to a Z Class of a Fund may only be amended with the written consent of the Manager and the Fund. In the case of the Fund, an amendment must be approved by the applicable Corporation’s Board of Directors, including a majority of the directors who are not interested persons of the Corporation. Each Total Expense Ratio Limitation that applies to a Z Class of a Fund may not be terminated without the approval by the applicable Corporation’s Board of Directors, including the approval of a majority of the directors who are not interested persons of the Corporation, provided that each Total Expense Ratio Limitation that applies to a Z Class will terminate automatically upon termination of the applicable Management Agreement. Amendment or termination of each Total Expense Ratio Limitation that applies to a Z Class of a Fund does not require approval by shareholders of the Fund or its separate classes of shares.

6.	Amendment and Termination of Management Fee Waivers.

(a) Each management fee waiver will continue with respect to a Fund at least through the date indicated in Schedule 1 and renew automatically thereafter for a one-year term unless the Board of Directors of the applicable Corporation, including a majority of the directors who are not interested persons of the Corporation, approves the modification or termination of the Agreement with respect to the Fund. This Agreement will terminate automatically with respect to a Fund upon termination of its Management Agreement. Amendment or termination of this Agreement with respect to a Fund does not require approval of the Fund’s shareholders.

(b) Any management fees waived with respect to a Fund under this Agreement are not subject to reimbursement to the Manager by the Fund.

7.	Separate Agreement

This Agreement shall be deemed to constitute a separate agreement between the Manager and each Corporation, on behalf of each Fund.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the February 5, 2025.

EACH CORPORATION ON BEHALF OF EACH FUND IDENTIFIED ON SCHEDULE 1 ATTACHED HERETO		T. ROWE PRICE ASSOCIATES, INC.

By:	/s/David Oestreicher	By:	/s/Fran M. Pollack-Matz
	David Oestreicher		Fran M. Pollack-Matz
	President		Vice President

Schedule 1, last amended July 9, 2025

Funds with a 10/31 Fiscal Year End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Africa & Middle East Fund	March 1, 2026 – December 31, 2027	1.30	—	—	(b)
Africa & Middle East Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)
Africa & Middle East Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Asia Opportunities Fund	March 1, 2025 – December 31, 2026	1.15	—	—	(b)
Asia Opportunities Fund—Advisor Class	March 1, 2025 – December 31, 2026	1.25	—	—	(b)
Asia Opportunities Fund—I Class	March 1, 2025 – December 31, 2026	—	0.05	—	(a)
China Evolution Equity Fund	March 1, 2026 – December 31, 2027	1.40	—	—	(b)
China Evolution Equity Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)
Emerging Europe Fund	March 1, 2026 – December 31, 2027	1.41	—	—	(b)
Emerging Europe Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)
Emerging Europe Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Emerging Markets Discovery Stock Fund	March 1, 2025 – December 31, 2026	1.13	—	—	(b)
Emerging Markets Discovery Stock Fund—Advisor Class	March 1, 2025 – December 31, 2026	1.55	—	—	(b)
Emerging Markets Discovery Stock Fund—I Class	March 1, 2025 – December 31, 2026	—	0.05	—	(a)
Emerging Markets Discovery Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Emerging Markets Stock Fund	March 1, 2026 – December 31, 2027	1.29	—	—	(b)
Emerging Markets Stock Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)
Emerging Markets Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
European Stock Fund	March 1, 2025 – December 31, 2026	1.14	—	—	(b)
European Stock Fund—I Class	March 1, 2025 – December 31, 2026	—	0.05	—	(a)
European Stock Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Global Allocation Fund	March 1, 2026 – December 31, 2027	1.04	—	—	(b)
Global Allocation Fund—Advisor Class	March 1, 2026 – December 31, 2027	1.15	—	—	(b)
Global Allocation Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)
Global Growth Stock Fund	March 1, 2025 – December 31, 2026	0.99	—	—	(b)
Global Growth Stock Fund—Advisor Class	March 1, 2025 – December 31, 2026	1.10	—	—	(b)
Global Growth Stock Fund—I Class	March 1, 2025 – December 31, 2026	—	0.05	—	(a)
Global Impact Equity Fund	March 1, 2025 – December 31, 2026	0.94	—	—	(b)
Global Impact Equity Fund—I Class	March 1, 2025 – December 31, 2026	—	0.10	—	(a)
Global Stock Fund	March 1, 2025 – December 31, 2026	0.99	—	—	(b)
Global Stock Fund—Advisor Class	March 1, 2025 – December 31, 2026	1.24	—	—	(b)
Global Stock Fund—I Class	March 1, 2025 – December 31, 2026	—	0.05	—	(a)
Global Value Equity Fund	March 1, 2026 – December 31, 2027	0.89	—	—	(a)
Global Value Equity Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
International Disciplined Equity Fund	March 1, 2025 – December 31, 2026	0.90	—	—	(b)
International Disciplined Equity Fund—Advisor Class	March 1, 2025 – December 31, 2026	1.00	—	—	(b)
International Disciplined Equity Fund—I Class	March 1, 2025 – December 31, 2026	—	0.05	—	(a)
International Discovery Fund	March 1, 2026 – December 31, 2027	1.39	—	—	(b)
International Discovery Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)
International Discovery Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
International Equity Index Fund	March 1, 2026 – December 31, 2027	0.31	—	—	(b)
International Equity Index Fund—Z Class	Effective November 2, 2020 (f)	0.00	—	—	(c)
International Stock Fund	March 1, 2026 – December 31, 2027	0.99	—	—	(b)
International Stock Fund—Advisor Class	March 1, 2026 – December 31, 2027	1.24	—	—	(b)
International Stock Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)
International Stock Fund—R Class	March 1, 2026 – December 31, 2027	1.40	—	—	(b)
International Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
International Value Equity	March 1, 2026 – December 31, 2027	0.99	—	—	(b)
International Value Equity Fund—Advisor Class	March 1, 2026 – December 31, 2027	1.24	—	—	(b)
International Value Equity Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)
International Value Equity Fund—R Class	March 1, 2026 – December 31, 2027	1.49	—	—	(b)
International Value Equity Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Japan Fund	March 1, 2025 – December 31, 2026	1.14	—	—	(b)
Japan Fund—I Class	March 1, 2025 – December 31, 2026	—	0.05	—	(a)
Japan Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Latin America Fund	March 1, 2025 – December 31, 2026	1.47	—	—	(b)
Latin America Fund—I Class	March 1, 2025 – December 31, 2026	—	0.05	—	(a)
Latin America Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Multi-Strategy Total Return Fund	March 1, 2026 – December 31, 2027	1.19	—	—	(b)
Multi-Strategy Total Return Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)
New Asia Fund	March 1, 2026 – December 31, 2027	1.14	—	—	(b)
New Asia Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)
New Asia Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Overseas Stock Fund	March 1, 2026 – December 31, 2027	0.99	—	—	(b)
Overseas Stock Fund	March 1, 2025 – December 31, 2026	—	—	0.2975(g)	(c)
Overseas Stock Fund—Advisor Class	March 1, 2026 – December 31, 2027	1.24	—	—	(b)
Overseas Stock Fund—Advisor Class	March 1, 2025 – December 31, 2026	—	—	0.2975(g)	(c)
Overseas Stock Fund—I Class	March 1, 2026 – December 31, 2027	—	0.05	—	(a)
Overseas Stock Fund—I Class	March 1, 2025 – December 31, 2026	—	—	0.2975(g)	(c)
Overseas Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
QM U.S. Bond Index Fund	March 1, 2025 – December 31, 2026	0.25	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
QM U.S. Bond Index Fund—I Class	March 1, 2025 – December 31, 2026	—	0.05	—	(a)
QM U.S. Bond Index Fund—Z Class	Effective October 1, 2020 (f)	0.00	—	—	(c)
Summit Municipal Income Fund—I Class	March 1, 2025 – December 31, 2026	—	0.05	—	(a)
Summit Municipal Intermediate Fund—I Class	March 1, 2025 – December 31, 2026	—	0.05	—	(a)

Funds with a 12/31 Fiscal Year End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
All-Cap Opportunities Fund	May 1, 2026 – February 29, 2028	0.99	—	—	(b)
All-Cap Opportunities Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.24	—	—	(b)
All-Cap Opportunities Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
All-Cap Opportunities Fund—Z Class	Effective October 24, 2024 (f)	0.00	—	—	(c)
Balanced Fund	May 1, 2026 – February 29, 2028	0.79	—	—	(b)
Balanced Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Blue Chip Growth Fund	May 1, 2026 – February 29, 2028	0.90	—	—	(b)
Blue Chip Growth Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.15	—	—	(b)
Blue Chip Growth Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Blue Chip Growth Fund—R Class	May 1, 2026 – February 29, 2028	1.40	—	—	(b)
Blue Chip Growth Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Capital Appreciation and Income Fund	May 1, 2025 – February 28, 2027	0.65	—	—	(b)
Capital Appreciation and Income Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Capital Appreciation Fund	May 1, 2026 – February 29, 2028	0.94	—	—	(b)
Capital Appreciation Fund	May 1, 2025 – February 28, 2027	—	—	0.27(d)	(c)
Capital Appreciation Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.19	—	—	(b)
Capital Appreciation Fund—Advisor Class	May 1, 2025 – February 28, 2027	—	—	0.27(d)	(c)
Capital Appreciation Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Capital Appreciation Fund—I Class	May 1, 2025 – February 28, 2027	—	—	0.27(d)	(c)
Communications & Technology Fund	May 1, 2025 – February 28, 2027	0.77	—	—	(b)
Communications & Technology Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Diversified Mid-Cap Growth Fund	May 1, 2025 – February 28, 2027	0.99	—	—	(b)
Diversified Mid-Cap Growth Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Dividend Growth Fund	May 1, 2026 – February 29, 2028	0.84	—	—	(b)
Dividend Growth Fund	May 1, 2025 – February 28, 2027	—	—	0.17(g)	(c)
Dividend Growth Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.09	—	—	(b)
Dividend Growth Fund—Advisor Class	May 1, 2025 – February 28, 2027	—	—	0.17(g)	(c)
Dividend Growth Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Dividend Growth Fund—I Class	May 1, 2025 – February 28, 2027	—	—	0.17(g)	(c)
Dividend Growth Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Dynamic Credit Fund	May 1, 2025 – February 28, 2027	0.63	—	—	(b)
Dynamic Credit Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Dynamic Credit Fund—Z Class	Effective June 26, 2023 (f)	0.00	—	—	(c)
Dynamic Global Bond Fund	May 1, 2026 – February 29, 2028	0.84	—	—	(b)
Dynamic Global Bond Fund—Advisor Class	May 1, 2026 – February 29, 2028	0.90	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Dynamic Global Bond Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Dynamic Global Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Emerging Markets Bond Fund	May 1, 2026 – February 29, 2028	1.05	—	—	(b)
Emerging Markets Bond Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.15	—	—	(b)
Emerging Markets Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Emerging Markets Corporate Bond Fund	May 1, 2026 – February 29, 2028	0.88	—	—	(b)
Emerging Markets Corporate Bond Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.16	—	—	(b)
Emerging Markets Corporate Bond Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Emerging Markets Corporate Bond Fund—Z Class	Effective May 12, 2025 (f)	0.00	—	—	(c)
Emerging Markets Local Currency Bond Fund	June 1, 2025 – February 29, 2028	0.92	—	—	(b)
Emerging Markets Local Currency Bond Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.10	—	—	(b)
Emerging Markets Local Currency Bond Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Emerging Markets Local Currency Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Equity Income Fund	May 1, 2026 – February 29, 2028	0.88	—	—	(b)
Equity Income Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.13	—	—	(b)
Equity Income Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Equity Income Fund—R Class	May 1, 2026 – February 29, 2028	1.38	—	—	(b)
Equity Income Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Equity Index 500 Fund	May 1, 2026 – February 29, 2028	0.21	—	—	(b)
Equity Index 500 Fund—I Class	May 1, 2026 – February 29, 2028	—	0.00	—	(a)
Equity Index 500 Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Extended Equity Market Index Fund	May 1, 2026 – February 29, 2028	0.25	—	—	(b)
Financial Services Fund	May 1, 2025 – February 28, 2027	0.83	—	—	(b)
Financial Services Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Global Consumer Fund	May 1, 2025 – February 28, 2027	1.05	—	—	(b)
Global High Income Bond Fund	May 1, 2026 – February 29, 2028	0.75	—	—	(b)
Global High Income Bond Fund—Advisor Class	May 1, 2026 – February 29, 2028	0.96	—	—	(b)
Global High Income Bond Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Global Industrials Fund	May 1, 2025 – February 28, 2027	1.05	—	—	(b)
Global Industrials Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Global Real Estate Fund	May 1, 2025 – February 28, 2027	0.95	—	—	(b)
Global Real Estate Fund—Advisor Class	May 1, 2025 – February 28, 2027	1.15	—	—	(b)
Global Real Estate Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Global Technology Fund	May 1, 2025 – February 28, 2027	1.09	—	—	(b)
Global Technology Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Growth Stock Fund	May 1, 2026 – February 29, 2028	0.86	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Growth Stock Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.11	—	—	(b)
Growth Stock Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Growth Stock Fund—R Class	May 1, 2026 – February 29, 2028	1.36	—	—	(b)
Growth Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Health Sciences Fund	May 1, 2026 – February 29, 2028	0.99	—	—	(b)
Health Sciences Fund	May 1, 2025 – February 28, 2027	—	—	0.2975(g)	(c)
Health Sciences Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Health Sciences Fund—I Class	May 1, 2025 – February 28, 2027	—	—	0.2975(g)	(c)
Hedged Equity Fund	May 1, 2025 – February 28, 2027	0.75	—	—	(b)
Hedged Equity Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Hedged Equity Fund—Z Class	Effective February 1, 2023 (f)	0.00	—	—	(c)
Integrated Global Equity Fund	May 1, 2026 – February 29, 2028	0.74	—	—	(b)
Integrated Global Equity Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Integrated U.S. Large-Cap Value Equity Fund	May 1, 2026 – February 29, 2028	0.72	—	—	(b)
Integrated U.S. Large-Cap Value Equity Fund—Advisor Class	May 1, 2026 – February 29, 2028	0.99	—	—	(b)
Integrated U.S. Large-Cap Value Equity Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Integrated U.S. Small-Cap Growth Equity Fund	May 1, 2026 – February 29, 2028	0.99	—	—	(b)
Integrated U.S. Small-Cap Growth Equity Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.24	—	—	(b)
Integrated U.S. Small-Cap Growth Equity Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Integrated U.S. Small-Mid Cap Core Equity Fund	May 1, 2026 – February 29, 2028	0.87	—	—	(b)
Integrated U.S. Small-Mid Cap Core Equity Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.14	—	—	(b)
Integrated U.S. Small-Mid Cap Core Equity Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
International Bond Fund	May 1, 2025 – February 28, 2027	0.67	—	—	(b)
International Bond Fund—Advisor Class	May 1, 2025 – February 28, 2027	1.09	—	—	(b)
International Bond Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
International Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
International Bond Fund (USD Hedged)	May 1, 2026 – February 29, 2028	0.84	—	—	(b)
International Bond Fund (USD Hedged)—Advisor Class	May 1, 2026 – February 29, 2028	0.99	—	—	(b)
International Bond Fund (USD Hedged)—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
International Bond Fund (USD Hedged)—Z Class	Effective October 28, 2019 (f)	0.00	—	—	(c)
Institutional Large-Cap Core Growth Fund	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Institutional Mid-Cap Equity Growth Fund	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Institutional Small-Cap Stock Fund	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Large-Cap Growth Fund	May 1, 2026 – February 29, 2028	0.70	—	—	(a)
Large-Cap Growth Fund	May 1, 2025 – February 28, 2027	—	—	0.221(g)	(c)
Large-Cap Growth Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Large-Cap Growth Fund—I Class	May 1, 2025 – February 28, 2027	—	—	0.221(g)	(c)
Large-Cap Value Fund	May 1, 2026 – February 29, 2028	0.70	—	—	(a)
Large-Cap Value Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Mid-Cap Growth Fund	May 1, 2026 – February 29, 2028	0.96	—	—	(b)
Mid-Cap Growth Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.21	—	—	(b)
Mid-Cap Growth Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Mid-Cap Growth Fund—R Class	May 1, 2026 – February 29, 2028	1.46	—	—	(b)
Mid-Cap Growth Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Mid-Cap Index Fund	May 1, 2026 – February 29, 2028	0.27	—	—	(b)
Mid-Cap Index Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Mid-Cap Index Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Mid-Cap Value Fund	May 1, 2026 – February 29, 2028	0.99	—	—	(b)
Mid-Cap Value Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.24	—	—	(b)
Mid-Cap Value Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Mid-Cap Value Fund—R Class	May 1, 2026 – February 29, 2028	1.49	—	—	(b)
Mid-Cap Value Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
New Era Fund	May 1, 2026 – February 29, 2028	0.89	—	—	(b)
New Era Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
New Horizons Fund	May 1, 2026 – February 29, 2028	0.99	—	—	(b)
New Horizons Fund	May 1, 2025 – February 28, 2027	—	—	0.2975(h)	(c)
New Horizons Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
New Horizons Fund—I Class	May 1, 2025 – February 28, 2027	—	—	0.2975(h)	(c)
New Horizons Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Real Assets Fund	May 1, 2025 – February 28, 2027	0.99	—	—	(b)
Real Assets Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
Real Assets Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Real Estate Fund	May 1, 2026 – February 29, 2028	0.94	—	—	(b)
Real Estate Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.19	—	—	(b)
Real Estate Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Science & Technology Fund	May 1, 2026 – February 29, 2028	0.99	—	—	(b)
Science & Technology Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.24	—	—	(b)
Science & Technology Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Small-Cap Index Fund	May 1, 2026 – February 29, 2028	0.29	—	—	(b)
Small-Cap Index Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Small-Cap Index Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Small-Cap Stock Fund	May 1, 2026 – February 29, 2028	1.09	—	—	(b)
Small-Cap Stock Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.34	—	—	(b)
Small-Cap Stock Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Small-Cap Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Small-Cap Value Fund	May 1, 2026 – February 29, 2028	0.99	—	—	(b)
Small-Cap Value Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.24	—	—	(b)
Small-Cap Value Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Small-Cap Value Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Total Equity Market Index Fund	May 1, 2026 – February 29, 2028	0.22	—	—	(b)
U.S. Equity Research Fund	May 1, 2026 – February 29, 2028	0.68	—	—	(b)
U.S. Equity Research Fund—Advisor Class	May 1, 2026 – February 29, 2028	0.93	—	—	(b)
U.S. Equity Research Fund—I Class	May 1, 2026 – February 29, 2028	—	0.04	—	(a)
U.S. Equity Research Fund—R Class	May 1, 2026 – February 29, 2028	1.18	—	—	(b)
U.S. Equity Research Fund—Z Class	Effective November 23, 2021 (f)	0.00	—	—	(c)
U.S. Large-Cap Core Fund	May 1, 2025 – February 28, 2027	0.64	—	—	(b)
U.S. Large-Cap Core Fund—Advisor Class	May 1, 2025 – February 28, 2027	1.13	—	—	(b)
U.S. Large-Cap Core Fund—I Class	May 1, 2025 – February 28, 2027	—	0.05	—	(a)
U.S. Large-Cap Core Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Value Fund	May 1, 2026 – February 29, 2028	0.91	—	—	(b)
Value Fund	May 1, 2025 – February 28, 2027	—	—	0.2295(e)	(c)
Value Fund—Advisor Class	May 1, 2026 – February 29, 2028	1.17	—	—	(b)
Value Fund—Advisor Class	May 1, 2025 – February 28, 2027	—	—	0. 2295(e)	(c)
Value Fund—I Class	May 1, 2026 – February 29, 2028	—	0.05	—	(a)
Value Fund—I Class	May 1, 2025 – February 28, 2027	—	—	0. 2295(e)	(c)
Value Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)

Funds with a 2/28 Fiscal Year End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
California Tax-Free Bond Fund	July 1, 2025 – April 30, 2027	0.74	—	—	(b)
California Tax-Free Bond Fund—I Class	July 1, 2025 – April 30, 2027	—	0.05	—	(a)
Georgia Tax-Free Bond Fund	July 1, 2025 – April 30, 2027	0.56	—	—	(b)
Georgia Tax-Free Bond Fund—I Class	July 1, 2025 – April 30, 2027	—	0.05	—	(a)
Intermediate Tax-Free High Yield Fund	July 1, 2025 – April 30, 2027	0.45	—	—	(b)
Intermediate Tax-Free High Yield Fund—I Class	July 1, 2025 – April 30, 2027	—	0.05	—	(a)
Maryland Short-Term Tax-Free Bond Fund	July 1, 2024 – April 30, 2026	0.53	—	—	(b)
Maryland Short-Term Tax-Free Bond Fund—I Class	July 1, 2024 – April 30, 2026	—	0.05	—	(a)
Maryland Tax-Free Bond Fund	July 1, 2025 – April 30, 2027	0.49	—	—	(b)
Maryland Tax-Free Bond Fund—I Class	July 1, 2025 – April 30, 2027	—	0.05	—	(a)
Maryland Tax-Free Money Fund	July 1, 2025 – April 30, 2027	0.41	—	—	(b)
Maryland Tax-Free Money Fund—I Class	July 1, 2025 – April 30, 2027	—	0.05	—	(a)
New Jersey Tax-Free Bond Fund	July 1, 2025 – April 30, 2027	0.57	—	—	(b)
New Jersey Tax-Free Bond Fund—I Class	July 1, 2025 – April 30, 2027	—	0.05	—	(a)
New York Tax-Free Bond Fund	July 1, 2025 – April 30, 2027	0.53	—	—	(b)
New York Tax-Free Bond Fund—I Class	July 1, 2025 – April 30, 2027	—	0.05	—	(a)
Tax-Efficient Equity Fund	July 1, 2025 – April 30, 2027	0.99	—	—	(b)
Tax-Efficient Equity Fund—I Class	July 1, 2025 – April 30, 2027	—	0.05	—	(a)
Tax-Exempt Money Fund	July 1, 2024 – April 30, 2026	0.45	—	—	(b)
Tax-Exempt Money Fund—I Class	July 1, 2024 – April 30, 2026	—	0.05	—	(a)
Tax-Free High Yield Fund	November 1, 2024 – April 30, 2027	0.80	—	—	(b)
Tax-Free High Yield Fund—Advisor Class	November 1, 2024 – April 30, 2027	1.05	—	—	(b)
Tax-Free High Yield Fund—I Class	November 1, 2024 – April 30, 2027	—	0.05	—	(a)
Tax-Free Income Fund	November 1, 2024 – April 30, 2027	0.41	—	—	(b)
Tax-Free Income Fund—Advisor Class	November 1, 2024 – April 30, 2027	0.92	—	—	(b)
Tax-Free Income Fund—I Class	November 1, 2024 – April 30, 2027	—	0.05	—	(a)
Tax-Free Short-Intermediate Fund	November 1, 2024 – April 30, 2027	0.55	—	—	(b)
Tax-Free Short-Intermediate Fund—Advisor Class	November 1, 2024 – April 30, 2027	0.80	—	—	(b)
Tax-Free Short-Intermediate Fund—I Class	November 1, 2024 – April 30, 2027	—	0.05	—	(a)
Virginia Tax-Free Bond Fund	July 1, 2025 – April 30, 2027	0.74	—	—	(b)
Virginia Tax-Free Bond Fund—I Class	July 1, 2025 – April 30, 2027	—	0.05	—	(a)

Funds with a 5/31 Fiscal Year End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Corporate Income Fund	October 1, 2025 – July 31, 2027	0.59	—	—	(b)
Corporate Income Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
Corporate Income Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Credit Opportunities Fund	October 1, 2025 – July 31, 2027	0.81	—	—	(b)
Credit Opportunities Fund—Advisor Class	October 1, 2025 – July 31, 2027	0.91	—	—	(b)
Credit Opportunities Fund—I Class	October 1, 2025 – July 31, 2027	—	0.01	—	(a)
Floating Rate Fund	October 1, 2025 – July 31, 2027	0.94	—	—	(b)
Floating Rate Fund—Advisor Class	October 1, 2025 – July 31, 2027	0.95	—	—	(b)
Floating Rate Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
Floating Rate Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Global Multi-Sector Bond Fund	October 1, 2025 – July 31, 2027	0.65	—	—	(b)
Global Multi-Sector Bond Fund—Advisor Class	October 1, 2025 – July 31, 2027	0.93	—	—	(b)
Global Multi-Sector Bond Fund—I Class	October 1, 2025 – July 31, 2027	—	0.01	—	(a)
GNMA Fund	October 1, 2025 – July 31, 2027	0.62	—	—	(b)
GNMA Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
Government Money Fund	October 1, 2025 – July 31, 2027	0.53	—	—	(b)
Government Money Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
High Yield Fund	October 1, 2025 – July 31, 2027	0.70	—	—	(b)
High Yield Fund—Advisor Class	October 1, 2025 – July 31, 2027	1.19	—	—	(b)
High Yield Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
High Yield Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Inflation Protected Bond Fund	October 1, 2025 – July 31, 2027	0.41	—	—	(b)
Inflation Protected Bond Fund	October 1, 2024 – July 31, 2026	—	—	0.17	(c)
Inflation Protected Bond Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
Inflation Protected Bond Fund—I Class	October 1, 2024 – July 31, 2026	—	—	0.17	(c)
Inflation Protected Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Institutional Floating Rate Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Limited Duration Inflation Focused Bond Fund	October 1, 2025 – July 31, 2027	0.69	—	—	(b)
Limited Duration Inflation Focused Bond Fund	October 1, 2024 – July 31, 2026	—	—	0.25	(c)
Limited Duration Inflation Focused Bond Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
Limited Duration Inflation Focused Bond Fund—I Class	October 1, 2024 – July 31, 2026	—	—	0.25	(c)
Limited Duration Inflation Focused Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
New Income Fund	October 1, 2025 – July 31, 2027	0.44	—	—	(b)
New Income Fund	October 1, 2024 – July 31, 2026	—	—	0.0255(e)	(c)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
New Income Fund—Advisor Class	October 1, 2025 – July 31, 2027	0.92	—	—	(b)
New Income Fund—Advisor Class	October 1, 2024 – July 31, 2026	—	—	0.0255(e)	(c)
New Income Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
New Income Fund—I Class	October 1, 2024 – July 31, 2026	—	—	0.0255(e)	(c)
New Income Fund—R Class	October 1, 2025 – July 31, 2027	1.08	—	—	(b)
New Income Fund—R Class	October 1, 2024 – July 31, 2026	—	—	0.0255(e)	(c)
New Income Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Short-Term Bond Fund	October 1, 2025 – July 31, 2027	0.65	—	—	(b)
Short-Term Bond Fund—Advisor Class	October 1, 2024 – July 31, 2027	0.90	—	—	(b)
Short-Term Bond Fund—I Class	October 1, 2024 – July 31, 2027	—	0.05	—	(a)
Short-Term Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Short Duration Income Fund	October 1, 2025 – July 31, 2027	0.40	—	—	(b)
Short Duration Income Fund—I Class	October 1, 2025 – July 31, 2027	—	0.01	—	(a)
Spectrum Conservative Allocation Fund	October 1, 2025 – July 31, 2027	0.79	—	—	(b)
Spectrum Conservative Allocation Fund—I Class	October 1, 2024 – July 31, 2027	—	0.05	—	(a)
Spectrum Moderate Allocation Fund	October 1, 2025 – July 31, 2027	0.89	—	—	(b)
Spectrum Moderate Allocation Fund—I Class	October 1, 2024 – July 31, 2027	—	0.05	—	(a)
Spectrum Moderate Growth Allocation Fund	October 1, 2025 – July 31, 2027	0.94	—	—	(b)
Spectrum Moderate Growth Allocation Fund—I Class	October 1, 2024 – July 31, 2027	—	0.05	—	(a)
Total Return Fund	October 1, 2025 – July 31, 2027	0.46	—	—	(b)
Total Return Fund—Advisor Class	October 1, 2025 – July 31, 2027	0.75	—	—	(b)
Total Return Fund—I Class	October 1, 2025 – July 31, 2027	—	0.02	—	(a)
U.S. High Yield Fund	October 1, 2025 – July 31, 2027	0.75	—	—	(b)
U.S. High Yield Fund—Advisor Class	October 1, 2025 – July 31, 2027	0.90	—	—	(b)
U.S. High Yield Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
U.S. Limited Duration TIPS Index Fund	October 1, 2024 – July 31, 2026	0.21	—	—	(b)
U.S. Limited Duration TIPS Index Fund—I Class	October 1, 2024 – July 31, 2026	—	0.05	—	(a)
U.S. Limited Duration TIPS Index Fund—Z Class	Effective August 14, 2020 (f)	0.00	—	—	(c)
U.S. Treasury Intermediate Index Fund	October 1, 2025 – July 31, 2027	0.41	—	—	(b)
U.S. Treasury Intermediate Index Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
U.S. Treasury Intermediate Index Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
U.S. Treasury Long-Term Index Fund	October 1, 2025 – July 31, 2027	0.29	—	—	(b)
U.S. Treasury Long-Term Index Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
U.S. Treasury Long-Term Index Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
U.S. Treasury Money Fund	October 1, 2025 – July 31, 2027	0.53	—	—	(b)
U.S. Treasury Money Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
U.S. Treasury Money Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Ultra Short-Term Bond Fund	October 1, 2025 – July 31, 2027	0.31	—	—	(b)
Ultra Short-Term Bond Fund—I Class	October 1, 2025 – July 31, 2027	—	0.05	—	(a)
Ultra Short-Term Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)

[1]	T. Rowe Price has agreed to waive its fees and/or bear any expenses, including but not limited to management fees, but excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses, or reimburse fund or class, to the extent the fund’s or class’ total ratio of expenses to average daily net assets to exceed the percentage indicated (on an annualized basis).

[2]	T. Rowe Price has agreed to pay the operating expenses of the fund or class excluding management fees; interest, expenses relating to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“Class Operating Expenses”), or reimburse the fund or class, to the extent the Class Operating Expenses exceed the percentage indicated (on an annualized basis) of the fund’s or class’ average daily net assets.

[3]	T. Rowe Price has agreed to waive a portion of its management fee in order to limit the fund’s management fee to the percentage indicated of the fund’s average daily net assets.

(a)	No reimbursement will be made more than three years after the payment of Class Operating Expenses.

(b)	No reimbursement will be made more than three years after any waiver or payment.

(c)	Fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

(d)	This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $27.5 billion.

(e)	This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $20 billion.

(f)	This contractual arrangement is expected to remain in place indefinitely.

(g)	This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $25 billion.

(h)	This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $40 billion.